                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark L. Schneider, Anton H.E. v. Voskuijlen, John F. Riordan, and Ray D. Samuelson, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-1 in connection with the registration by United Pan-Europe Communications N.V., a Dutch Public limited liability company (the "Company"), of Ordinary Shares B that are to be offered and sold in the form of Ordinary Shares B or American Depository Shares, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and issuance of such shares with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         Date                                         Signature
         ----                                         ---------
  Date: July 29, 1999                       /s/ Charles H. R. Bracken
                                        --------------------------------------
                                                Charles H. R. Bracken

  Date: July 30, 1999                            /s/ John P. Cole
                                        --------------------------------------
                                                     John P. Cole
  Date: July  , 1999
                                        --------------------------------------
                                                   Richard De Lange

  Date: July 30, 1999                          /s/ Michael T. Fries
                                        --------------------------------------
                                                   Michael T. Fries

  Date: July 29, 1999                          /s/ Nimrod J. Kovacs
                                        --------------------------------------
                                                   Nimrod J. Kovacs
  Date: July  , 1999
                                        --------------------------------------
                                                  Antony P. Ressler

  Date: July 29, 1999                          /s/ John F. Riordan
                                        --------------------------------------
                                                   John F. Riordan

  Date: July 29, 1999                          /s/ Ray D. Samuelson
                                        --------------------------------------
                                                   Ray D. Samuelson

  Date: July 29, 1999                         /s/ Mark L. Schneider
                                        --------------------------------------
                                                  Mark L. Schneider

  Date: July 30, 1999                         /s/ Ellen P. Spangler
                                        --------------------------------------
                                                  Ellen P. Spangler

  Date: July 30, 1999                           /s/ Tina M. Wildes
                                        --------------------------------------
                                                    Tina M. Wildes

  Date: July 29, 1999                      /s/ Anton H.E. v. Voskuijlen
                                        --------------------------------------
                                               Anton H.E. v. Voskuijlen